SCHEDULE 14A
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                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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Check the appropriate box:
|_|      Preliminary Proxy Statement               |_|    Confidential, For Use
|X|      Definitive Proxy Statement                       of the Commission Only
|_|      Definitive Additional Materials                  (as permitted by Rule
|_|      Soliciting Material under Rule 14a-12            14a-6(e)(2))

                               BLUE HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
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applies:

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


                               BLUE HOLDINGS, INC.

              -----------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
              -----------------------------------------------------

TIME............................    10:00 a.m. Pacific Time on May 22, 2006

PLACE...........................    Blue Holdings, Inc.
                                    5804 E. Slauson Ave.
                                    Commerce, CA 90040

ITEMS OF BUSINESS...............    (1)      The election of 5 directors;

                                    (2)      To  ratify   the   appointment   of
                                             Weinberg  & Company,  P.A.,  as our
                                             independent  public accountants for
                                             the year ending  December 31, 2006;
                                             and

                                    (3)      To transact such other  business as
                                             may   properly   come   before  the
                                             Meeting  and  any   adjournment  or
                                             postponement.

RECORD DATE.....................    You can vote if, at the close of business on
                                    March 27, 2006, you were a stockholder of the Company.

PROXY VOTING....................    All  stockholders  are cordially  invited to
                                    attend   the   Annual   Meeting  in  person.
                                    However,  to ensure your  representation  at
                                    the  Annual  Meeting,  you are urged to vote
                                    promptly  by  signing  and   returning   the
                                    enclosed Proxy card.


                                    /s/ Paul Guez
                                    -----------------------------------
April 5, 2006                       Paul Guez
                                    CHIEF EXECUTIVE OFFICER & PRESIDENT

                                                             BLUE HOLDINGS, INC.
                                                        5804 EAST SLAUSON AVENUE
                                                              COMMERCE, CA 90040
                                                                  (323) 725-5555
PROXY STATEMENT
--------------------------------------------------------------------------------

These Proxy materials are delivered in connection with the solicitation by the Board of Directors of Blue Holdings, Inc., a Nevada corporation ("BLHL," the "Company," "we," "us," or "our"), of Proxies to be voted at our 2006 Annual Meeting of stockholders and at any adjournments or postponements thereof.

You are invited to attend our Annual Meeting of stockholders on May 22, 2006, beginning at 10:00 a.m. Pacific Time. The meeting will be held at the Company's principal executive offices, located at 5804 East Slauson Avenue, Commerce, CA 90040.

It is anticipated that the 2005 Annual Report and this Proxy Statement and the accompanying Proxy will be mailed to stockholders on or about April 7, 2006.

STOCKHOLDERS ENTITLED TO VOTE. Holders of our Common Stock at the close of business on March 27, 2006 are entitled to receive this notice and to vote their shares at the Annual Meeting. Common stock is the only outstanding class of securities of the Company entitled to vote at the Annual Meeting. As of March 1, 2006, there were 26,057,200 shares of Common Stock outstanding.

CHANGES IN CONTROL

On January 11, 2005, Mr. Jeff Jordan, the President of our predecessor entity, entered into a Securities Purchase Agreement ("Purchase Agreement") with Keating Reverse Merger Fund, LLC ("KRM Fund"), under which KRM Fund agreed to purchase, and Mr. Jordan agreed to sell, an aggregate of 15,306,500 shares of our common stock representing approximately 70.1% of our outstanding shares of Common Stock (on a pre-reverse-stock-split basis) owned by him for a purchase price of $440,000, or $0.029 per share. Mr. Jordan completed the sale of his shares to KRM Fund on February 9, 2005. Keating Investments, LLC is the managing member of KRM Fund and, prior to the closing date of the exchange transaction with Antik Denim, LLC, our wholly-owned subsidiary ("Antik"), was our majority stockholder. As of March 1, 2006, KRM Fund beneficially owned 2.6% of our issued and outstanding shares of Common Stock.

On April 14, 2005, we entered into an Exchange Agreement ("Antik Exchange Agreement") with Antik. The closing of the transactions contemplated by the Antik Exchange Agreement occurred on April 29, 2005. At the closing, we acquired all of the membership interests of Antik ("Antik Interests") from the members of Antik ("Antik Members"), and the Antik Members contributed all of their Antik Interests to us. In exchange, we issued to the Antik Members 843,027 Preferred Shares, which, as a result of the approval by a substantial majority of our outstanding stockholders entitled to vote and the approval by our Board of Directors of amendments to our Articles of Incorporation, converted into 24,447,783 shares of our common stock on a post-reverse stock split basis. As of March 1, 2006, the Antik Members beneficially owned 87.8% of our issued and outstanding shares of Common Stock.

PROXIES. Your vote is important. If your shares are registered in your name, you are a stockholder of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by Proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All stockholders can vote by written Proxy card. Your submission of the enclosed Proxy will not limit your right to vote at the Annual Meeting if you later decide to attend in person. IF YOUR SHARES ARE HELD IN STREET NAME, YOU MUST OBTAIN A PROXY, EXECUTED IN YOUR FAVOR, FROM THE HOLDER OF RECORD IN ORDER TO BE ABLE TO VOTE AT THE MEETING. If you are a stockholder of record, you may revoke your Proxy at any time before the meeting either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person. All shares entitled to vote and represented by properly executed Proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those Proxies. If no instructions are indicated on a properly executed Proxy, the shares represented by that Proxy will be voted as recommended by the Board of Directors.

QUORUM. The presence, in person or by Proxy, of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for determining the presence of a quorum. Broker non-votes occur when brokers, who hold their customers' shares in street name, sign and submit proxies for such shares and vote such shares on some matters, but not others. Typically, this would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote on "routine" matters, which typically include the election of directors.

VOTING. Each share of our Common Stock is entitled to one vote on each matter properly brought before the meeting. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

At the Annual Meeting, the stockholders will consider and vote upon proposals to
(1) elect five directors and (2) ratify the appointment of Weinberg & Company, P.A., as our independent public accountants for the fiscal year ending December 31, 2006, and such other proposals as may properly come before the Annual Meeting or any adjournment thereof. The five nominees for directors who receive the highest number of votes will be elected. The ratification of the independent accountants requires the affirmative vote of a majority of the total votes cast on the proposal.

SOLICITATION OF PROXIES

All expenses of our solicitation of proxies, including the cost of mailing this Proxy Statement to our stockholders, will be borne by us. In addition to solicitation by use of the mails, proxies may be solicited from stockholders by our directors, officers and employees in person or by telephone or other means of communication. Such directors, officers and employees will not be additionally  compensated,  but may be reimbursed for  reasonable  out-of-pocket expenses in connection with such solicitation. We may retain a proxy solicitation firm for assistance in connection with the solicitation of proxies for the Annual Meeting. Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries for the forwarding of proxy solicitation materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries, and we will reimburse such brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection therewith.

OTHER MATTERS

In the event a stockholder proposal was not submitted to the Company prior to the date of this Proxy Statement, the enclosed Proxy will confer authority on the Proxyholders to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the Meeting. As of the date hereof, no stockholder proposal has been submitted to the Company, and management is not aware of any other matters to be presented for action at the Meeting. However, if any other matters properly come before the Meeting, the Proxies solicited hereby will be voted by the Proxyholders in accordance with the recommendations of the Board of Directors. Such authorization includes authority to appoint a substitute nominee for any Board of Directors' nominee identified herein where death, illness or other circumstance arises which prevents such nominee from serving in such position and to vote such Proxy for such substitute nominee.

ITEM 1:  ELECTION OF DIRECTORS

Item 1 is the election of five members of the Board of Directors. Our Board of Directors currently consists of five members. At each annual meeting of the Company's stockholders, directors are elected for a one-year term. At the 2006 Annual Meeting, each director will be elected for a term expiring at the 2007 Annual Meeting. Our bylaws presently provide that the number of directors shall not be less than two nor more than seven, and that subject to this limitation, the number of directors may changed from time to time by resolution of our Board of Directors. The number of directors is currently fixed at five.

Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, or any postponement or adjournment thereof, the Proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

The Board of Directors proposes the election of the following nominees as members of the Board of Directors:

                                    Paul Guez
                                Kevin R. Keating
                                 Marshall Geller
                                  Gary Freeman
                                 Robert G. Lynn

The five nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected.

The principal occupation and certain other information about the nominees and certain executive officers are set forth on the following pages.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

                        DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names, positions and ages of the Company's current executive officers and directors. At each annual meeting of the Company's stockholders, directors are elected for a one-year term. At the 2006 Annual Meeting, each director will be elected for a term expiring at the 2007 Annual Meeting. Officers are appointed by the Board of Directors and their terms of office are, except to the extent governed by an employment contract, at the discretion of the Board of Directors.

     NAME             AGE    POSITION HELD
-------------------- ------ ----------------------------------------------------
Paul Guez (2)          61     Chairman, Chief Executive Officer and President
-------------------- ------ ----------------------------------------------------
Patrick Chow           53     Chief Financial Officer and Secretary
-------------------- ------ ----------------------------------------------------
Philippe Naouri        35     President of Antik Denim, LLC
-------------------- ------ ----------------------------------------------------
Gregory Abbou (2)      29     President of Taverniti So Jeans, LLC
-------------------- ------ ----------------------------------------------------
Kevin R. Keating       66     Director
-------------------- ------ ----------------------------------------------------
Marshall Geller (1)    67     Director
-------------------- ------ ----------------------------------------------------
Gary Freeman (1)       38     Director
-------------------- ------ ----------------------------------------------------
Robert G. Lynn (1)     56     Director
-------------------- ------ ----------------------------------------------------

     (1) Member of the Audit Committee, Governance and Nominating Committee and Compensation Committee of the Board of Directors of the Company.

     (2)  Mr. Guez is the father-in-law of Mr. Abbou.

DIRECTORS

PAUL GUEZ         PAUL GUEZ became our  Chairman,  Chief  Executive  Officer and
                  President on April 29,  2005.  Mr. Guez is the sole Manager of
                  Antik and  Taverniti,  and is a co-owner of Blue Concept,  LLC
                  ("Blue Concept") and its several affiliates, which are engaged
                  in  the  design,   marketing,   manufacturing   and  wholesale
                  distribution of premium fashion collections for a growing stable of contemporary brands, including "Duarte Jeans,"
                  "Elvis," "Memphis Blues" and "Grail Jeans." For the nine year period prior to the formation of Blue Concept in 2002, Mr.
                  Guez co-operated Azteca Production International,  Inc., a Los
                  Angeles based manufacturer of denim apparel. Mr. Guez started his career in the apparel industry in 1976, when he launched
                  Sasson Jeans.

KEVIN R. KEATING  KEVIN R.  KEATING has served on our Board of  Directors  since
                  January 2005 and prior to the consummation of our exchange transaction with Antik, served as our sole officer and director. Mr. Keating is an investment executive and for the past nine years has been the Branch Manager of the Vero Beach, Florida, office of Brookstreet Securities Corporation. Brookstreet is a full-service, national network of independent investment professionals. Mr. Keating services the investment needs of private clients with special emphasis on equities. He is currently a director of public companies including 99 Cent Stuff Inc., Catalyst Lighting Group, Inc., Wentworth I, Inc., Qorus.com, Inc., Multilink Telecommunications, Inc., and Century Pacific Financial Corporation. For more than 35 years, he has been engaged in various aspects of the investment brokerage business. Mr. Keating began his Wall Street career with the First Boston Company in New York in 1965. From 1967 through 1974, he was employed by several institutional research boutiques where he functioned as Vice President Institutional Equity Sales. From 1974 until 1982, Mr. Keating was the President and Chief Executive Officer of Douglas Stewart, Inc., a New York Stock Exchange member firm. Since 1982, he has been associated with a variety of firms as a registered representative servicing the needs of individual investors. Mr. Keating is also the manager and sole member of Vero Management, LLC, which had a management agreement with our predecessor entity that was terminated effective as of the closing of the exchange transaction with Antik.

MARSHALL GELLER   MARSHALL  GELLER  became a member of our Board of Directors on
                  August 1, 2005. Mr. Geller is a co-founder and Senior Managing
                  Director of St. Cloud Capital  Partners,  L.P., a Los Angeles,
                  California-based mezzanine fund formed in December 2001. He is also the Chairman and CEO of Geller & Friend Capital Partners,
                  a Los Angeles  based private  merchant  bank. He has extensive experience  initiating,  arranging and making  investments  in public and private  companies.  Mr.  Geller  spent over twenty years as Senior Managing Director for Bear, Stearns & Company,
                  with  oversight  of  all   operations  in  Los  Angeles,   San
                  Francisco,  Chicago,  Hong  Kong  and  the  Far  East.  He  is
                  currently a director of public companies including 1st Century
                  Bank,  NA,   ValueVision   Media,   Inc.,  and  GP  Strategies
                  Corporation. Mr. Geller also serves as a member of the Board of Governors of Cedars-Sinai Medical Center, Los Angeles. He was previously the Interim Co-Chairman of Hexcel Corporation and Interim President and COO of Players International, Inc.
                  Mr. Geller  graduated from California  State  University,  Los
                  Angeles, with a BS in Business Administration, where he currently serves on the Dean's Advisory Council for the College of Business & Economics.

GARY FREEMAN      GARY  FREEMAN  became a member  of our Board of  Directors  on
                  December  16,  2005.  Mr.  Freeman is  currently  a Partner in
                  Bandari,  Beach, Lim & Cleland's Audit and Accounting services
                  division.   Having  more  than  15  years  of   experience  in
                  accounting  and  consulting,  Mr.  Freeman  has  provided  his expertise to a variety of privately and  publicly-held  growth
                  businesses  in  strategic   planning,   business   consulting,
                  auditing and accounting services. Mr. Freeman has also assumed interim senior level management roles at public and private companies during his career, including as Co-President and Chief Financial Officer of Trestle Holdings (TLHO.OB). Mr.
                  Freeman's  previous  experience  includes  ten years  with BDO
                  Seidman, LLP, including two years as an Audit Partner.

ROBERT G. LYNN    ROBERT G. LYNN  became a member of our Board of  Directors  on
                  December 16, 2005. Mr. Lynn joins the company with over 30 years of retail management experience. Most recently, Mr. Lynn served as the Chief Operating Officer of Value City Department
                  Stores, which operates 113 stores with a wide assortment of designer, department, discount and specialty store brands at prices substantially lower than competing department and discount stores. Prior to joining Value City, Mr. Lynn served as President and Chief Operating Officer of Bradlees, Inc.
                  where he implemented and successfully executed a turnaround strategy. He also served as the Vice Chairman and Chief
                  Operating Officer at American Eagle Outfitters, Inc. Mr. Lynn began his career at Woolworth Corporation and served as President and Chief Executive Officer of the F.W. Woolworth
                  Company  from 1989  until  1993.  Mr.  Lynn  received  a BA in
                  English from Saint Michael's College.


EXECUTIVE OFFICERS

PATRICK CHOW      PATRICK CHOW became our Chief Financial  Officer and Secretary on April 29, 2005. Mr. Chow was Chief Financial Officer and a director of Tarrant Apparel Group from January 2002 to August
                  2004 and stayed as a consultant until January, 2005. He joined
                  Tarrant as Treasurer in November, 1998. From 1996 to 1998, he served as General Manager of Fortune Chart Consultants Limited in Hong Kong where he provided financial consulting services to corporate clients. Mr. Chow has a Bachelor of Arts degree from the University of Hong Kong and two diplomas in Banking and Financial Studies from the Chartered Institute of Bankers,
                  United Kingdom.

PHILIPPE NAOURI   PHILIPPE  NAOURI became the President of Antik on November 14,
                  2005.  Mr. Naouri  co-founded  Antik in September 2004 and has served as a designer  for Antik since its  founding.  Prior to co-founding  Antik,  Mr. Naouri operated his own antique denim
                  warehouse  in  Texas  for  16  years.   Mr.  Naouri's  20-year
                  commitment  to  vintage  denim,   measured  by  his  obsessive
                  knowledge of detailing and craftsmanship, earned him the title
                  "The King of Vintage" in the fashion industry. Mr. Naouri has sold his most exclusive and inspirational vintage designs to, and has consulted on styles, details and washes for, companies such as Replay, Diesel, G-star, Levis and Chevignon. In 1991, he organized the first ever antique Levis auction held in Drouot, France, in partnership with Levis. In the book "Jeans of Heroes," Lincoln Editions, 1994, Mr. Naouri was dubbed the
                  "French Connection of Denim."

 GREGORY ABBOU    GREGORY ABBOU became the President of Taverniti So Jeans, LLC, our  wholly-owned  subsidiary  ("Taverniti"),  on November 14,
                  2005.   Since  April  2004,   Mr.   Abbou  has   overseen  the
                  merchandizing, marketing and brand distribution of Taverniti, a company co-founded by Mr. Abbou. Prior to forming Taverniti, Mr. Abbou oversaw international distribution for Yanuk Jeans
                  LLC. In 1999, Mr. Abbou became the sales manager for Arayal, a new European designer brand, fostering distribution of Arayal apparel throughout Europe in less than one year. Mr. Abbou moved to Los Angeles in 2001 to develop awareness of the Arayal brand in the United States. Shortly thereafter, Arayal opened its first flagship store in Beverly Hills, California.


FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

MEETINGS AND COMMITTEES

The Board of Directors held 14 meetings during fiscal 2005. The Board of Directors also acted 6 times by unanimous written consent during fiscal 2005. All directors attended 75% or more of all the meetings of the Board of Directors and those committees on which they served in fiscal 2005. The Board of Directors has an Audit Committee, Compensation Committee and Governance and Nominating Committee.

AUDIT COMMITTEE

The Audit Committee currently consists of Messrs. Freeman, Geller and Lynn. Mr. Freeman serves as the Chairman of the Audit Committee. The Board of Directors has determined that Mr. Freeman is an audit committee financial expert, as defined in Item 401(e)(2) of Regulation S-B. Messrs. Geller, Lynn and Freeman are "independent," as that term is defined in Section 4200 of the Marketplace Rules as required by the NASDAQ Stock Market. The Audit Committee is responsible for the engagement of the Company's independent public accountants, reviews the scope of the audit to be conducted by the independent public accountants, and periodically meets with the independent public accountants and the Chief Financial Officer of the Company to review matters relating to the Company's financial statements, the Company's accounting principles and its system of internal accounting controls. The Audit Committee reports its recommendations as to the approval of the financial statements of the Company to the Board of Directors. The role and responsibilities of the Audit Committee are more fully set forth in a written charter adopted by the Board of Directors. The Audit Committee reviews and reassesses the Amended and Restated Audit Committee Charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee held 5 meetings during fiscal 2005. Attached as Appendix A is the Amended and Restated Audit Committee Charter.

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors currently consists of Messrs. Freeman, Geller and Lynn. The Board of Directors has determined that Mr. Freeman is an audit committee financial expert, as defined in Item 401(e)(2) of Regulation S-B and Mr. Freeman serves as the Chairman of the Audit Committee. Messrs. Geller, Lynn and Freeman are "independent," as that term is defined in
Section 4200 of the Marketplace Rules as required by the NASDAQ Stock Market.

The Audit Committee is responsible for the engagement of the Company's independent public accountants, reviews the scope of the audit to be conducted by the independent public accountants, and periodically meets with the independent public accountants and the Chief Financial Officer of the Company to review matters relating to the Company's financial statements, the Company's accounting principles and its system of internal accounting controls. The Audit Committee reports its recommendations as to the approval of the financial statements of the Company to the Board of Directors.

The role and responsibilities of the Audit Committee are more fully set forth in a written charter adopted by the Board of Directors in December 2005. The Audit Committee reviews and reassesses the Amended and Restated Audit Committee Charter annually and recommends any changes to the Board of Directors for approval.

In fulfilling its responsibilities for the financial statements for fiscal year 2005, the audit committee:

         o Reviewed and discussed the audited financial statements for the year ended December 31, 2005 with management and Weinberg & Company, P.A. ("Weinberg"), the Company's independent registered public accounting firm;

         o Discussed with Weinberg the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

         o Received written disclosures and a letter from Weinberg regarding its independence as required by Independence Standards Board Standard No. 1, and has discussed with Weinberg their independence.

Based on its review of the audited financial statements and discussions with management and Weinberg, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

Audit Committee:                               Gary Freeman, Chairman
                                               Robert G. Lynn
                                               Marshall Geller

COMPENSATION COMMITTEE

The Compensation Committee currently consists of Messrs. Freeman, Marshall and Lynn. Mr. Lynn serves as the Chairman of the Compensation Committee. Messrs. Geller, Lynn and Freeman are "independent," as that term is defined in Section 4200 of the Marketplace Rules as required by the NASDAQ Stock Market. Generally, the Compensation Committee is responsible for considering and making recommendations to the Board of Directors regarding executive compensation and is responsible for administering the Company's stock option and executive incentive compensation plans. The role and responsibilities of the Compensation Committee are more fully set forth in a written charter adopted by the Board of Directors in December 2005. The Compensation Committee reviews and reassesses the Compensation Committee Charter annually and recommends any changes to the Board of Directors for approval. A current copy of the Compensation Committee Charter is available on the Company's website at www.blueholdings.com. The Compensation Committee was formed in December 2005 and did not hold any meetings during fiscal 2005.

GOVERNANCE AND NOMINATING COMMITTEE

The Governance and Nominating Committee currently consists of Messrs. Freeman, Marshall and Lynn. Mr. Geller serves as the Chairman of the Governance and Nominating Committee. Messrs. Geller , Lynn and Freeman are "independent," as that term is defined in Section 4200 of the Marketplace Rules as required by the NASDAQ Stock Market. Generally, the Governance and Nominating Committee is responsible for overseeing the Company's corporate governance matters and assisting the Board in determining qualified individuals to serve as Board members. The role and responsibilities of the Governance and Nominating Committee are more fully set forth in a written charter adopted by the Board of Directors in December 2005. The Governance and Nominating Committee reviews and reassesses the Governance and Nominating Committee Charter annually and recommends any changes to the Board of Directors for approval. A current copy of the Governance and Nominating Committee Charter is available on the Company's website at www.blueholdings.com.

In carrying out its function to nominate candidates for election to the Board of Directors, the Governance and Nominating Committee considers the mix of skills, experience, character, commitment, and diversity of background, all in the context of the requirements of the Board of Directors at that point in time. The Governance and Nominating Committee believes that each candidate should be an individual who has demonstrated integrity and ethics in such candidate's personal and professional life, has an understanding of elements relevant to the success of a publicly-traded company and has established a record of professional accomplishment in such candidate's chosen field. Each candidate should be prepared to participate fully in board activities, including attendance at, and active participation in, meetings of the Board of Directors, and not have other personal or professional commitments that would, in the nominating committee's judgment, interfere with or limit such candidate's ability to do so.

The Governance and Nominating Committee also oversees the corporate governance principles generally applicable to the Company. The Board of Directors may from time to time assign other functions to the Governance and Nominating Committee. Notwithstanding the provisions set forth in Governance and Nominating Committee Charter, if the Company is legally required by contract or otherwise to provide third parties with the ability to nominate directors (e.g., preferred stock rights to elect directors upon a dividend default, stockholder agreements and management agreements), the selection and nomination of such directors need not be subject to the Governance and Nominating Committee's nominating and review process. The Governance and Nominating Committee was formed in December 2005 and did not hold any meetings during fiscal 2005.

A stockholder of the Company may nominate one or more persons for election as a director at an annual meeting of stockholders. Candidates nominated by stockholders will be reviewed according to the requirements set out in the Governance and Nominating Committee Charter.

CODE OF ETHICAL CONDUCT

Our Board of Directors has adopted a Code of Ethical Conduct (the "Code of Conduct"). We require all employees, directors and officers, including our Chief Executive Officer and Chief Financial Officer, to adhere to the Code of Conduct in addressing legal and ethical issues encountered in conducting their work. The Code of Conduct requires that these individuals avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in our best interest. The Code of Conduct contains additional provisions that apply specifically to our Chief Financial Officer and other financial officers with respect to full and accurate reporting. The Code of Conduct is available on our website at www.blueholdings.com.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS.

Our Board of Directors has adopted three methods by which our stockholders may communicate with the Board of Directors regarding matters of substantial importance to the Company. These methods are as follows:

1. PROCEDURES FOR SUBMISSION OF COMMUNICATIONS REGARDING AUDIT AND ACCOUNTING MATTERS. Pursuant to the duties and responsibilities delegated to the Audit Committee of our Board of Directors in its Amended and Restated Audit Committee Charter, our Audit Committee adopted procedures for (a) the receipt, retention, and treatment of communications received by us regarding accounting, internal accounting controls, or auditing matters; and (b) the submission by our employees, on a confidential and anonymous basis, of communications regarding questionable accounting or auditing matters. These procedures allow any person to submit a good faith communication regarding these various audit, internal accounting control and accounting matters to the Audit Committee, or to our management, and any employee to do so on a confidential and anonymous basis, without fear of dismissal or retaliation of any kind. Ultimately, the Audit Committee will oversee treatment of communications in this area, and therefore any submissions would be reviewed by those members of the Board of Directors serving on the Audit Committee. The Audit Committee also may submit such communications to the Board of Directors for review and oversight as well. The Procedures for Submission of Audit and Accounting Matters can be found on the Company's website at www.blueholdings.com.

2. CODE OF ETHICAL CONDUCT. Our Code of Ethical Conduct identifies the e-mail addresses for each of our Chief Financial Officer, Patrick Chow, and the Chairman of the Audit Committee of our Board of Directors, Gary Freeman. This allows individuals to contact those Board members in connection with matters concerning the code and our Company's overall ethical values and standards.

3. INVESTOR RELATIONS. Our Chief Financial Officer and Corporate Secretary, Patrick Chow, addresses all of our investor relations matters. Stockholders are free to contact Mr. Chow at 323-725-5555. Mr. Chow determines whether inquiries or other communications with respect to investor relations should be relayed to our Board of Directors or to other management. Typical communications relayed to our Board of Directors or other management involve stockholder proposal matters, audit and accounting matters addressed in item 1 above, and matters related to our code of ethical conduct addressed in item 2 above.

While we do not require members of our Board of Directors to attend the Company's Annual Meeting of stockholders, each director is encouraged to do so. In lieu of holding an annual meeting of stockholders in 2005, our stockholders acted by written consent to change the Company's name, authorize a reverse stock split, approve an amendment to our articles of incorporation, as amended, and to approve the adoption of a stock incentive plan.

DIRECTOR COMPENSATION

Our non-employee directors receive cash compensation equal to $5,000 per year, paid quarterly, and options to purchase 30,000 shares of our Common Stock, for their services as directors, and are also reimbursed for their reasonable expenses incurred on our behalf or in attending meetings. Additionally, the Chairman of the Audit Committee of the Board of Directors receives cash compensation equal to $2,000 per year, paid quarterly, for his services as the Chairman. In August 2005, we granted to Mr. Keating an option to purchase an additional 2,000 shares of our common stock at an exercise price of $8.10 per share in consideration for his service at that time as Chairman of the Audit Committee of the Board of Directors. In December 2005, we granted Mr. Freeman an option to purchase 32,000 shares of our common stock at an exercise price of $5.30 per share in connection with his joining the Board and serving as the Chairman of the Board's Audit Committee. In December 2005, we also granted Mr. Lynn, one of our non-employee directors, an option to purchase 31,500 shares of our common stock at an exercise price of $5.30 per share in connection with his joining the Board and serving as the Chairman of the Board's Compensation Committee. In addition we granted Mr. Geller an option to purchase an additional 1,500 shares of our common stock at an exercise price of $5.30 per share in consideration for his serving as the Chairman of the Board's Governance and Nominating Committee. These options were granted under our 2005 Stock Incentive Plan.

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

The following table sets forth, as to the Chief Executive Officer, the other three most highly compensated executive officers and the two individuals for whom disclosure would have been provided pursuant to Item 402(a)(2)(ii) of Regulation SB but for the fact that the individuals were not serving as executive officers of the Company at the end of the fiscal year ended December 31, 2005 (collectively the "Named Executive Officers") whose compensation exceeded $100,000 during the fiscal year ended December 31, 2005 and the period which commenced on September 13, 2004 (the inception of Antik and Taverniti and ended December 31, 2004, information concerning all compensation paid for services to us in all capacities. The compensation table excludes other compensation in the form of perquisites and other personal benefits that constituted less than 10% of the total annual salary and bonus for the executive officer during the applicable fiscal year.

                                                        ANNUAL
                                                      COMPENSATION       LONG TERM COMPENSATION
                                                   ------------------   -------------------------
                                                                        NUMBER OF
                                    FISCAL YEAR                         SECURITIES       ALL
NAME                                   ENDED                            UNDERLYING      OTHER
PRINCIPAL POSITION                  DECEMBER 31,    SALARY     BONUS     OPTIONS     COMPENSATION
---------------------------------   ------------   --------   -------   ----------   ------------
Paul Guez .......................        2005          --        --         --             --
   President & Chief ............        2004          --        --         --             --
   Executive Officer
---------------------------------   ------------   --------   -------   ----------   ------------
Richard Spielberg (1) ...........        2005      $196,000      --         --             (1)
   President of Sales,                   2004      $ 58,882      --         --             --
   Taverniti So Jeans LLC
---------------------------------   ------------   --------   -------   ----------   ------------
Irene Guez (2) ..................        2005      $150,000   $25,000       --             --
   Vice President of Sales, .....        2004      $ 20,892      --         --             --
   Taverniti So Jeans LLC
---------------------------------   ------------   --------   -------   ----------   ------------
Philippe Naouri .................        2005      $145,696      --         --             --
   President, Antik Denim, LLC ..        2004          --        --         --             --
---------------------------------   ------------   --------   -------   ----------   ------------
Gregory Abbou (3) ...............        2005      $139,455   $25,000       --             --
   President, ...................        2004      $ 21,077      --         --             --
   Taverniti So Jeans, LLC
---------------------------------   ------------   --------   -------   ----------   ------------
Patrick Chow ....................        2005      $127,390      --        300,000         --
   Chief Financial Officer ......        2004          --        --         --             --
---------------------------------   ------------   --------   -------   ----------   ------------

(1) Mr. Spielberg was also granted the use of a company car and an apartment in Los Angeles, California. Mr. Spielberg left the employment of the Company on December 2, 2005.

(2) Ms. Guez is the daughter of Paul Guez, our Chairman, Chief Executive Officer and President.

(3) Mr. Abbou is the husband of Irene Guez and the son-in-law of Paul Guez, our Chairman, Chief Executive Officer and President.

FISCAL 2005 OPTION GRANTS TABLE

The following table sets forth the stock options granted to our Chief Executive Officer and each of the other Named Executive Officers during the fiscal year ended December 31, 2005.

                                     PERCENT OF
                      NUMBER OF         TOTAL
                      SECURITIES    OPTIONS/SARS
                      UNDERLYING     GRANTED TO       EXERCISE OR
                     OPTIONS/SARS   EMPLOYEES IN     BASE PRICE PER   EXPIRATION
NAME                   GRANTED       FISCAL YEAR         SHARE           DATE
------------------   ------------   -------------    --------------   ----------
Paul Guez                    --             --                 --         --
Richard Spielberg            --             --                 --         --
Irene Guez                   --             --                 --         --
Philippe Naouri              --             --                 --         --
Gregory Abbou                --             --                 --         --
Patrick Chow              300,000          100%               $7.40   10/24/2015
------------------   ------------   -------------    --------------   ----------

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information concerning our equity compensation plans as of December 31, 2005.

                                    NUMBER OF SECURITIES                                NUMBER OF SECURITIES REMAINING
                                      TO BE ISSUED UPON        WEIGHTED-AVERAGE          AVAILABLE FOR FUTURE ISSUANCE
                                         EXERCISE OF          EXERCISE PRICE OF          UNDER EQUITY COMPENSATION
                                    OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,       PLANS (EXCLUDING SECURITIES
                                     WARRANTS AND RIGHTS     WARRANTS AND RIGHTS         REFLECTED IN COLUMN (A))
PLAN CATEGORY                               (A)                     (B)                             (C)
--------------------------------    --------------------    -----------------------   --------------------------------
Equity compensation plans                 427,000                   $7.18                        2,073,000
   approved by security holders[1]
Equity compensation plans not
   approved by security holders
TOTAL                                     427,000                   $7.18                        2,073,000

[1]      Plan represents the 2005 Incentive Stock Option Plan.

EMPLOYMENT AGREEMENTS

Antik executed a letter agreement dated March 21, 2005 with Messrs. Naouri and Caugant, two of its principal designers and former members, pursuant to which Antik agreed that, to the extent Antik closed its exchange transaction with the Company, Antik would, or would use its best efforts to cause the Company to, enter into employment agreements with each of Messrs. Naouri and Caugant whereby such individuals would (i) perform fashion design services for Antik or the Company, (ii) be entitled to receive annual salaries of $240,000, plus bonuses based on net sales arising from "Antik Denim" brand apparel, and (iii) be entitled to receive such other benefits as Antik or the Company may elect to offer to our other employees from time to time.

On July 8, 2005, we entered into an Employment Agreement with Philippe Naouri based on the foregoing letter agreement entered into with Antik. This agreement was amended on August 23, 2005. Pursuant to the terms of Mr. Naouri's employment agreement, as amended, Mr. Naouri was engaged as the President of Antik Denim, LLC, in charge of design, development, manufacturing, marketing and wholesale of apparel and related accessories bearing the "Antik Denim" trademark, for a term of 5 years commencing on July 11, 2005 and terminating on July 10, 2010. Mr. Naouri receives an annual salary of $240,000 and is entitled to participate in our bonus, incentive stock option, savings and retirement plans as such plans become available. On November 14, 2005, Antik engaged Mr. Naouri to serve as its President. Mr. Naouri continues to provide services to Antik pursuant to his Employment Agreement with the Company. The parties to the Employment Agreement have agreed to resolve all disputes arising under the Employment Agreement through binding arbitration.

On November 14, 2005, Antik entered into an Employment Agreement with Mr. Caugant. Mr. Caugant was engaged by Antik as a Senior Vice President for a term of 5 years commencing on November 14, 2005 and terminating on November 13, 2010. Mr. Caugant will receive an annual salary of $240,000 and is entitled to participate in our bonus, incentive, stock option, savings, welfare benefit and retirement plans as he becomes eligible. Mr. Caugant continues to provide services to Antik pursuant to his Employment Agreement with the Company. The parties to the Employment Agreement have agreed to resolve all disputes arising under the Employment Agreement through binding arbitration.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding the beneficial ownership of our common stock as of March 1, 2006 by each of the named executive officers, each of our directors, all of our directors and executive officers as a group, and each stockholder known by us to be the beneficial owner of more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock subject to options from the Company that are currently exercisable or exercisable within 60 days of March 1, 2006 are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The information presented in this table is based on 26,057,200 shares of our common stock outstanding on March 1, 2006. Unless otherwise indicated, the address of each of the executive officers and directors and 5% or more stockholders named below is c/o Blue Holdings, Inc., 5804 E. Slauson Ave., Commerce, California 90040.

                                                     NUMBER OF SHARES
                                                    BENEFICIALLY OWNED
                                               ---------------------------
                                                             PERCENTAGE OF
                                                                SHARES
NAME OF BENEFICIAL OWNER                         NUMBER      OUTSTANDING
--------------------------------------------   ----------   --------------
NAMED EXECUTIVE OFFICERS AND DIRECTORS:
--------------------------------------------   ----------   --------------
Paul Guez (1) ..............................   18,808,647         72.2%
Philippe Naouri ............................    1,194,741          4.6%
Patrick Chow (2) ...........................      130,000            *
Richard Spielberg ..........................            0           *
Irene Guez .................................       62,500           *
Gregory Abbou ..............................       62,500           *
Kevin R. Keating (3) .......................       68,983           *
Gary Freeman (4) ...........................       12,000           *
Robert G. Lynn (5) .........................       11,500           *
Marshall Geller (6) ........................        1,500           *
All 8 directors and executive
   officers as a group (7) .................   20,352,371         77.7%
--------------------------------------------   ----------   --------------
5% STOCKHOLDERS:
--------------------------------------------   ----------   --------------
Elizabeth Guez (1) .........................   18,808,647         72.2%
Meyer Abbou ................................    1,334,741          5.1%
Alexandre Caugant ..........................    1,364,741          5.2%
--------------------------------------------   ----------   --------------

*        Less than 1%

(1) Consists of 16,621,147 shares of common stock beneficially held by Paul Guez, and 2,187,500 shares of common stock beneficially held by Elizabeth Guez, Paul Guez' spouse.

(2) Includes 100,000 shares of common stock that may be acquired from the Company within 60 days of March 1, 2006 upon the exercise of outstanding stock options.

(3) Includes 12,000 shares of common stock that may be acquired from the Company within 60 days of March 1, 2006 upon the exercise of outstanding stock options. Kevin R. Keating, a director of the company, is the father of the principal member of Keating Investments, LLC. Keating Investments, LLC is the managing member of KRM Fund. Keating Investments, LLC is also the managing member and 90% owner of Keating Securities, LLC, a registered broker-dealer. Kevin R. Keating is not affiliated with and has no equity interest in Keating Investments, LLC, KRM Fund or Keating Securities, LLC and disclaims any beneficial interest in the shares of our common stock owned by KRM Fund. Similarly, Keating Investments, LLC, KRM Fund and Keating Securities, LLC disclaim any beneficial interest in the shares of our common stock currently owned by Kevin R. Keating.

(4) Consists of 12,000 shares of common stock that may be acquired from the Company within 60 days of March 1, 2006 upon the exercise of outstanding stock options.

(5) Consists of 11,500 shares of common stock that may be acquired from the Company within 60 days of March 1, 2006 upon the exercise of outstanding stock options.

(6) Consists of 1,500 shares of common stock that may be acquired from the Company within 60 days of March 1, 2006 upon the exercise of outstanding stock options.

(7) Includes 147,000 shares of common stock that may be acquired from the Company within 60 days of March 1, 2006 upon the exercise of outstanding stock options.


CHANGES IN CONTROL

We do not have any arrangements which may at a subsequent date result in a change in control.

               CERTAIN TRANSACTIONS WITH SIGNIFICANT STOCKHOLDERS,
                        DIRECTORS AND EXECUTIVE OFFICERS

Other than the transactions described below, since September 13, 2004 (inception of Antik and Taverniti) there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

         o        in which the amount involved exceeds $60,000; and

         o in which any director, executive officer, other stockholders of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

GENERAL

During the twelve months ended December 31, 2005, we purchased $617,604 of fabric and $2,276,386 of finished goods from Blue Concept which is co-owned by Paul Guez and Elizabeth Guez. Paul Guez is the majority stockholder, Chairman, Chief Executive Officer and President of the Company. Elizabeth Guez is the wife of Paul Guez and was also the Chief Operating Officer of the Company until her resignation in December 2005. Paul Guez was also the Chief Executive Officer of Blue Concept but resigned from that company in December 2005. During the twelve months ended December 31, 2005, we sold to Blue Concept $67,476 of fabric.

During the twelve months ended December 31, 2005, we sold finished goods for $855,651 to companies owned by Paul Guez., Out of that amount, $741,340 were sold to Blue Concept Europe Limited.

Azteca Production International Inc. is one of our contractors in Mexico and is co-owned by Paul Guez. In fiscal 2005, we paid them a total of $2,122,000 in sewing and processing charges. Azteca is a principal manufacturer for Taverniti So Jeans LLC.

On October 31, 2005, we entered into an Exchange Agreement ("Taverniti Exchange Agreement") with Taverniti. Under the Taverniti Exchange Agreement, we acquired all of the membership interests of Taverniti ("Taverniti Interests") from the members of Taverniti ("Taverniti Members"), and the Taverniti Members contributed all of their Taverniti Interests to us. In exchange, we issued to the Taverniti Members, on a pro rata basis, an aggregate of 500,000 shares of the Common Stock, par value $0.001 per share, of the Company, and paid to the Taverniti Members, on a pro rata basis, an aggregate of Seven Hundred Fifty Thousand Dollars ($750,000). At the closing of the exchange transaction with Taverniti, Taverniti became our wholly-owned subsidiary. Paul Guez was the sole manager and a member of Taverniti. Elizabeth Guez was also a member of Taverniti. Two other members of Mr. and Mrs. Guez's family, including Gregory Abbou, the President of Taverniti and Mr. And Mrs. Guez's son-in-law, were the remaining members of Taverniti. The Company's acquisition of Taverniti was approved by a majority of our Board of Directors including all of our independent directors.

Taverniti is the exclusive licensee for the design, development, manufacture, sale, marketing and distribution of the "Taverniti So Jeans" trademark in the denim and knit sports wear categories for men and women. It is paying royalties to Taverniti Holdings LLC in the ranges of 5-8 percent depending on the net sales of the licensed products pursuant to a license agreement with Taverniti Holdings LLC. Taverniti Holdings LLC is jointly owned by Paul Guez (60%) and Jimmy Taverniti (40%), the designer of the products for the brand, and Mr. Guez is the sole manager. The license agreement was signed in May 2004 and expires on December 31, 2015. Royalties for the year ended December 31, 2005 amounted to $507,897.

On October 6, 2005, we entered into a ten-year License Agreement, effective October 5, 2005, with Yanuk Jeans LLC. Under the terms of the License Agreement, we became the exclusive licensor for the design, development, manufacture, sale, marketing and distribution of Yanuk Jeans LLC's "U" brand products to the wholesale and retail trade. We pay to Yanuk Jeans LLC a royalty of five percent (5%) of all net sales of the products licensed under the agreement and a guaranteed minimum royalty on an annual basis as further set forth in the License Agreement. In addition, during the term of the License Agreement, we have the option to purchase from Yanuk Jeans LLC the property licensed under the License Agreement, consisting of certain trademark applications and a copyright, at the fair market value of such property on the date of the exercise of the purchase option. Yanuk Jeans LLC is wholly-owned by Paul Guez. The License Agreement was approved by a majority of our Board of Directors including all of our independent directors. We did not ship any goods under the brand in 2005.

On August 27, 2005, we opened a retail store in Los Angeles and assumed all the obligations of a ten-year property lease which was entered into by Blue Concept in April, 2005. The lease is guaranteed by Paul and Elizabeth Guez. Our entry into the property lease was approved by a majority of our Board of Directors including all of our independent directors.

On July 5, 2005, we entered into a ten-year License Agreement, effective July 1, 2005, with Yanuk Jeans LLC. Under the terms of the License Agreement, we became the exclusive licensor for the design, development, manufacture, sale, marketing and distribution of Yanuk Jeans LLC's "Yanuk" brand products to the wholesale and retail trade. We pay to Yanuk Jeans LLC a royalty of six percent (6%) of all net sales of the products licensed under the agreement and a guaranteed minimum royalty on a quarterly basis as further set forth in the License Agreement. In addition, during the term of the License Agreement, we have the option to purchase from Yanuk Jeans LLC the property licensed under the License Agreement, consisting of certain trademarks and a design patent, at the fair market value of such property on the date of the exercise of the purchase option. Yanuk Jeans LLC is wholly-owned by Paul Guez. The License Agreement was approved by a majority of our Board of Directors including all of our including all of our directors independent of and not affiliated with Yanuk Jeans LLC. Royalties for the six months ended December 31, 2005 totaled $223,773.

The cost of operations at our Commerce facility and our Los Angeles and New York showrooms is shared by several companies and is allocated to us pursuant to our Service Agreement ("Service Agreement") with Blue Concept, which is dated to be effective May 18, 2005. We utilize approximately 67,000 sq. ft of the Commerce, California facility and pay approximately $15,000 per month pursuant to this agreement with Blue Concept. We believe that the facilities utilized by us are well maintained, in good operating condition and adequate to meet our current and foreseeable needs. The Service Agreement with Blue Concept also provides that (i) in consideration of a monthly service fee of $78,500, Blue Concept provides us services in the following areas: MIS, human resources, sales, customer service, EDI Support, quality control, purchasing, import/export services, graphic design, laundry and distribution; and (ii) we share with Blue Concept 15% of the actual telephone, utilities and office supply expenses incurred by Blue Concept, as evidenced by actual invoices presented to us. The Service Agreement was approved by a majority of our Board of Directors including all of our directors independent of and not affiliated with Blue Concept. During the period from inception, September 13, 2004, to December 31, 2004 and for the twelve months ended December 31, 2005, the Company reimbursed $390,185 and $1,548,420, respectively, for these expenses.

On April 14, 2005, we entered into an Exchange Agreement ("Antik Exchange Agreement") with Antik. The closing of the transactions contemplated by the Antik Exchange Agreement occurred on April 29, 2005. At the closing, we acquired all of the membership interests of Antik ("Antik Interests") from the members of Antik ("Antik Members"), and the Antik Members contributed all of their Antik Interests to us. In exchange, we issued to the Antik Members 843,027 Preferred Shares, which, as a result of the approval by a substantial majority of our outstanding stockholders entitled to vote and the approval by our Board of Directors, of amendments to our Articles of Incorporation that (i) changed our name to Blue Holdings, Inc., (ii) increased our authorized number of shares of common stock to 75,000,000, and (iii) adopted a 1-for-29 reverse stock split, on June 7, 2005 converted into 708,984,875 shares of our common stock on a pre-reverse stock split basis and 24,447,783 shares of our common stock on a post-reverse stock split basis. Paul Guez is the sole manager of Antik and was a member of Antik. Philippe Naouri, the President of Antik was also a member of Antik.

Pursuant to the provisions of the Antik Exchange Agreement, the Antik Members agreed that, in the event that our stockholders' equity (on a consolidated basis following the closing of the transactions contemplated by that agreement) as reported in our Quarterly Report on Form 10-QSB for the quarter ended June 30, 2005 (the "Consolidated Equity") was less than $5,000,000, the members would contribute, within fifteen (15) days following the filing of such periodic report, equity capital to us in an amount equal to the difference between $5,000,000 and the actual Consolidated Equity reported in such periodic report ("Required Contribution"). In the case of such Required Contribution, each of the Antik Members agreed that no additional shares of the our capital stock would be issued in consideration of such Required Contribution, and therefore, the existing stockholders, including the Antik Members, would not be further diluted.

On June 27, 2005, we, Antik, the Antik Members and KRM Fund, a beneficiary of certain provisions of the Exchange Agreement, amended the Exchange Agreement to require that the Required Contribution is to be made, if at all, in connection with the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005. The Company's Consolidated Equity as of September 30, 2005 was $5,570,413 and no such additional contribution by the Antik Members was required.

Antik executed a letter agreement dated March 21, 2005 with Messrs. Naouri and Caugant, two of its principal designers and former members, pursuant to which Antik agreed that, to the extent Antik closed its exchange transaction with the Company, Antik would, or would use its best efforts to cause the Company to, enter into employment agreements with each of Messrs. Naouri and Caugant whereby such individuals would (i) perform fashion design services for Antik or us, (ii) be entitled to receive annual salaries of $240,000, plus bonuses based on net sales arising from "Antik Denim" brand apparel, and (iii) be entitled to receive such other benefits as Antik or we may elect to offer to our other employees from time to time.

On July 8, 2005, we entered into an Employment Agreement with Philippe Naouri based on the foregoing letter agreement entered into with Antik. This agreement was amended on August 23, 2005. Pursuant to the terms of Mr. Naouri's employment agreement, as amended, Mr. Naouri was engaged by us as the President of Antik Denim LLC, in charge of design, development, manufacturing, marketing and wholesale of apparel and related accessories bearing the "Antik Denim" trademark, for a term of 5 years commencing on July 11, 2005 and terminating on July 10, 2010. Mr. Naouri will receive an annual salary of $240,000 and is entitled to participate in our bonus, incentive stock option, savings and retirement plans as such plans become available. On November 14, 2005, Antik engaged Mr. Naouri to serve in the newly created position of President of Antik. Mr. Naouri continues to provide services to Antik pursuant to his Employment Agreement with the Company. The parties to the Employment Agreement have agreed to resolve all disputes arising under the Employment Agreement through binding arbitration.

On November 14, 2005, Antik entered into an Employment Agreement with Mr. Caugant. Mr. Caugant was engaged by Antik as a Senior Vice President for a term of 5 years commencing on November 14, 2005 and terminating on November 13, 2010. Mr. Caugant will receive an annual salary of $240,000 and is entitled to participate in our bonus, incentive, stock option, savings, welfare benefit and retirement plans as he becomes eligible. Mr. Caugant continues to provide services to Antik pursuant to his Employment Agreement with the Company. The parties to the Employment Agreement have agreed to resolve all disputes arising under the Employment Agreement through binding arbitration.

On February 28, 2005, in accordance with the provisions of the Operating Agreement of Antik, Paul Guez contributed piece goods inventory with a fair market value at cost of $1,200,000 to Antik. During fiscal 2005, Mr. Guez has also contributed $686,200 in cash to the Company. From time to time, he also supports the Company with temporary advances. As of December 31, 2005, the Company had advances totaling $96,875 from Mr. Guez.

On February 17, 2005, we entered into a contract with Vero Management, LLC ("Vero") for managerial and administrative services. Vero was not engaged to provide, and Vero did not render, legal, accounting, auditing, investment banking or capital formation services. Kevin R. Keating is the manager of Vero. The term of the contract was for one year. In consideration of the services provided, Vero was paid $1,000 for each month in which services are rendered. The agreement with Vero terminated on the closing date of the exchange transaction with Antik.

On February 17, 2005, we issued 34,483 shares of our common stock (on a post-reverse-stock-split basis) to Kevin R. Keating for services rendered to us with a fair value of $10,000.

On February 17, 2005, we issued 172,414 shares of our common stock (on a post-reverse-stock-split basis) to KRM Fund for an aggregate purchase price of $50,000.

At the closing date of the exchange transaction with Antik, we entered into a certain financial advisory agreement with Keating Securities, LLC under which Keating Securities, LLC was compensated by us for its advisory services rendered to us in connection with the closing of the exchange transaction. The transaction advisory fee was $350,000 with the payment thereof made at the closing.

On January 11, 2005, Mr. Jeff Jordan, the President of our predecessor entity, entered into a Securities Purchase Agreement ("Purchase Agreement") with Keating Reverse Merger Fund, LLC ("KRM Fund"), under which KRM Fund agreed to purchase, and Mr. Jordan agreed to sell, an aggregate of 15,306,500 shares of our common stock (on a pre-reverse-stock-split basis) owned by him for a purchase price of $440,000, or $0.029 per share. Mr. Jordan completed the sale of his shares to KRM Fund on February 9, 2005. Kevin R. Keating, a director of the Company, is the father of the principal member of Keating Investments, LLC. Keating Investments, LLC is the managing member of KRM Fund and, prior to the closing date of the exchange transaction with Antik, was our majority stockholder.
Keating Investments, LLC is also the managing member and 90% owner of Keating Securities, LLC, a registered broker-dealer. Kevin R. Keating is not affiliated with and has no equity interest in Keating Investments, LLC, KRM Fund or Keating Securities, LLC and disclaims any beneficial interest in the shares of our common stock owned by KRM Fund. Similarly, Keating Investments, LLC, KRM Fund and Keating Securities, LLC disclaim any beneficial interest in the shares of our common stock currently owned by Kevin R. Keating.

Antik was a party to an allocation letter agreement dated January 2, 2005 with Blue Concept pursuant to which, for the year ended December 31, 2005, the parties agreed to allocate, and Antik was ultimately liable for, operating expenses of Blue Concept allocable to Antik. The allocations were to be on terms no less favorable than those that could be reasonably obtained in arms' length transactions with independent third parties and were to be subject to final approval by Antik's, or its successor's, audit committee, as applicable. The allocation agreement applied to, among other matters, employees of Blue Concept providing services to or on behalf of Antik, and covered salaries, payroll taxes, and various employment benefits and benefit plans, including medical, dental and 401(k) plans for such employees. The allocation agreement also applied to other expenses consisting of utilities, common area services, rent, insurance and other office services. This allocation agreement was terminated in consideration for the Service Agreement described above.

Antik was a party to a similar allocation letter agreement dated December 31, 2004 with Blue Concept, for the period from inception through December 31, 2004. Pursuant to this letter agreement, Antik was allocated approximately $104,049 per month of operating expenses allocable to its operations, or a total of $390,185 for the entire period. Antik has confirmed that such allocations were made on terms no less favorable than those that could be reasonably obtained in arms' length transactions with independent third parties.

During the period from inception through December 31, 2004, Paul Guez and several companies co-owned by Paul Guez, provided advance loans to Antik in the form of inventory with a fair market value at cost, or cash for working capital purposes, in an amount equal to $246,857. The advances were unsecured and non-interest bearing, with no formal terms of repayment. As of December 31, 2005, the principal amount outstanding for such advances was equal to $96,875.

Advances made by the Company's, Antik's and Taverniti's factor are collateralized by non-factored accounts receivable, inventories, general intangibles and personal guarantees executed by Paul Guez and The Paul and Elizabeth Guez Living Trust dated February 13, 1998 (the "Guez Living Trust"). The guarantees provide that the factor may pursue claims against Mr. Guez and the Guez Living Trust in the event that the Company, Antik or Taverniti, as applicable, defaults on its obligations to the factor.

In consideration for his initial membership interests in Antik, which were subsequently exchanged for Preferred Shares in the Antik exchange transaction, Mr. Guez contributed cash in the amount of $500,000 and certain trademark applications, and agreed to contribute up to an additional $3,200,000 of cash and/or property as was to be required by him acting as Manager of Antik. In February 2005, Mr. Guez contributed the piece goods inventory described above.

In consideration for their initial membership interests in Antik, which were subsequently exchanged for shares of the preferred stock of the Company in its exchange transaction with Antik, Messrs. Naouri and Caugant contributed certain property consisting of trademark and patent applications, as well as proprietary design concepts and artwork, and Mr. Abbou contributed $250,000 in cash.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and the holders of more than 10% of our Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our equity securities. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended December 31, 2005, all of our executive officers, directors and the holders of 10% or more of our Common Stock complied with all Section 16(a) filing requirements, except for: Paul Guez who did not timely file 4 reports reporting 4 transactions;  Elizabeth  Guez who did not  timely  file 3 reports  reporting  4 transactions; Patrick Chow who did not timely file 1 report reporting 1 transaction; Kevin R. Keating who did not timely file 3 reports reporting 5 transactions; Marshall Geller who did not timely file 2 reports reporting 1 transaction; David Weiner who did not timely file 1 report; Philippe Naouri who did not timely file 1 report reporting 1 transaction; and Keating Reverse Merger Fund LLC who did not timely file 1 report reporting 1 transaction.

STOCKHOLDER PROPOSALS

Any stockholder who intends to present a proposal at the 2007 Annual Meeting of stockholders for inclusion in the Company's Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to the Company at its principal executive offices by December 8, 2006. In addition, in the event a stockholder proposal is not received by the Company by February 21, 2007, the Proxy to be solicited by the Board of Directors for the 2007 Annual Meeting will confer discretionary authority on the holders of the Proxy to vote the shares if the proposal is presented at the 2007 Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

SEC rules and regulations provide that if the date of the Company's 2007 Annual Meeting is advanced or delayed more than 30 days from the date of the 2006 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2007 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2007 Annual Meeting. Upon determination by the Company that the date of the 2007 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2006 Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-QSB.

ITEM 2:  INDEPENDENT PUBLIC ACCOUNTANTS

Item 2 is the ratification of the firm of Weinberg & Company, P.A. as our independent public accountant for the current fiscal year ending December 31, 2006. The Audit Committee of the Board of Directors recommended and the Board has selected, subject to ratification by a majority vote of the stockholders in person or by proxy at the Annual Meeting, Weinberg as our independent public accountant for the current fiscal year ending December 31, 2006. We anticipate that a representative of Weinberg & Company, P.A., will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, a representative of Weinberg & Company, P.A., will be afforded an opportunity to make a statement if he or she so desires.

If the majority of our stockholders present and entitled to vote at the Annual Meeting do not ratify the appointment of Weinberg as our auditors for the current fiscal year, Weinberg will continue to serve as our auditors for the current fiscal year, and the Audit Committee of the Board of Directors will engage in deliberations to determine whether it is in our best interest to continue Weinberg's engagement as our auditors for fiscal 2007.

On April 29, 2005, we ended the engagement of De Joya & Company as our independent certified public accountants. The decision was approved by the Board of Directors of the Company.

The report of De Joya & Company on the Company's financial statements for the fiscal year ended December 31, 2004 did not contain an adverse opinion or disclaimer of opinion. However, the report was modified due to an uncertainty about the Company's ability to continue as a going concern. During the Company's fiscal year ended December 31, 2004 and the subsequent interim period preceding the termination, there were no disagreements with De Joya & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of De Joya & Company would have caused De Joya & Company to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

The Company requested that De Joya & Company furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agreed with the Company's statements in the Company's filings with the SEC. A copy of the letter furnished by De Joya & Company in response to that request, dated April 29, 2005, is filed as Exhibit 16.1 to a Current Report on Form 8-K filed by the Company with the SEC on May 5, 2005.

On April 29, 2005, Weinberg & Company, P.A. was engaged as the Company's new independent certified accountants. During the two most recent fiscal years and the interim period preceding the engagement of Weinberg, the Company has not consulted with Weinberg regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

AUDIT FEES

Weinberg our independent accountants billed us an aggregate of approximately $88,844 and $23,325 in fees for professional services rendered for the audit of our annual financial statements for the fiscal years ended December 31, 2005 and December 31, 2004, respectively, and the reviews of the financial statements included in our Form 10-QSB's for fiscal 2005 and 2004.

AUDIT-RELATED FEES

Weinberg billed us an aggregate of approximately $48,461 and $0 in fees for assurance and related services related to the audit of our annual financial statements for the fiscal years ended December 31, 2005 and December 31, 2004, respectively.

Our Audit Committee is directly responsible for interviewing and retaining our independent accountant, considering the accounting firm's independence and effectiveness, and pre-approving the engagement fees and other compensation to be paid to, and the services to be conducted by, the independent accountant. The Audit Committee does not delegate these responsibilities. During each of the fiscal years ended December 31, 2005 and December 31, 2004, respectively, our Audit Committee pre-approved 100% of the services described above.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFYING THE APPOINTMENT OF WEINBERG & COMPANY P.A. AS OUR INDEPENDENT AUDITORS.

SOLICITATION OF PROXIES

It is expected that the solicitation of Proxies will be by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise.

ANNUAL REPORT ON FORM 10-KSB

THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2005, WILL BE MADE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY, 5804 E. SLAUSON AVENUE, COMMERCE, CA, 90040.

                                 ON BEHALF OF THE BOARD OF DIRECTORS

                                 /s/ Paul Guez
                                 -----------------------------------------------
                                 Paul Guez
                                 CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT


Commerce, CA
April 5, 2006

                                   APPENDIX A

                              AMENDED AND RESTATED
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                             OF BLUE HOLDINGS, INC.

       This Amended and Restated Charter identifies the purpose, composition, meeting requirements, committee responsibilities, annual evaluation procedures and investigations and studies of the Audit Committee (the "COMMITTEE") of the Board of Directors (the "BOARD") of Blue Holdings, Inc., a Nevada corporation (the "COMPANY").

I.       PURPOSE

         The Committee has been established to: (a) assist the Board in its oversight responsibilities regarding (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the independent accountant's qualifications and independence and (4) the Company's internal and disclosure controls; (b) prepare the report of the audit committee required by the United States Securities and Exchange Commission (the "SEC") for inclusion in the Company's annual proxy statement;
(c) retain and terminate the Company's independent accountant; (d) approve audit and non-audit services to be performed by the independent accountant; and (e) perform such other functions as the Board may from time to time assign to the Committee. In performing its duties, the Committee shall seek to maintain an effective working relationship with the Board, the independent accountant and management of the Company.

II.      COMPOSITION

         The Committee shall be composed of at least three, but not more than five, members (including a Chairperson), all of whom shall be "independent directors," as such term is defined in the rules and regulations of the SEC and the Nasdaq Stock Market ("NASDAQ"). Notwithstanding the foregoing, the Committee may have as one of its members, and not the Chairperson of the Committee, for a term of no longer than two years, a "non-independent director" if the individual is not a current officer or employee or a family member of an officer or employee, due to exceptional and limited circumstances pursuant to the rules and regulations of Nasdaq. The members of the Committee and the Chairperson shall be selected by the Board and shall serve at the pleasure of the Board. A Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board. The Board may designate one or more independent directors as alternate members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee. No person may be made a member of the Committee if his or her service on the Committee would violate any restriction on service imposed by any rule or regulation of the SEC or any securities exchange or market on which shares of the common stock of the Company are traded. The Chairperson shall maintain regular communication with the chief executive officer, chief financial officer and the lead partner of the independent accountant.

         All members of the Committee shall have a working familiarity with basic finance and accounting practices and be able to read and understand financial statements, and at least one member of the Committee shall be a "financial expert." A member shall be deemed a "financial expert" if the Board determines that such person has, through education and experience as a chief executive officer, public accountant or auditor, or a principal financial officer, controller, or principal accounting officer of a company that at the time the person held such position was required to file periodic reports with the SEC, or experience in one or more positions that involve the performance of similar functions (or that results, in the judgment of the Board, in the person having similar expertise and experience), the following attributes:

         o An understanding of generally accepted accounting principles and financial statements;

         o Experience applying such generally accepted accounting principles in connection with the accounting for estimates, accruals, and reserves that are generally comparable to the estimates, accruals, and reserves, if any, used in the registrant's financial statements;

         o Experience preparing or auditing financial statements that present accounting issues that are generally comparable to those raised by the registrant's financial statements;

         o Experience with internal controls and procedures for financial reporting; and

         o        An understanding of audit committee functions.

         Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

         Except for Board and Committee fees, a member of the Committee shall not be permitted to accept any fees paid directly or indirectly for services as a consultant, legal advisor or financial advisor or any other fees prohibited by the rules of the SEC and Nasdaq. In addition, no member of the Committee may be an "affiliated person" of the Company or any of its subsidiaries (as such term is defined by the SEC), nor may any member of the Committee have participated in the preparation of the financial statements of the Company or any of its subsidiaries during the last three fiscal years. Members of the Committee may receive their Board and Committee fees in cash, Company stock or options or other in-kind consideration as determined by the Board or the Compensation Committee, as applicable, in addition to all other benefits that other directors of the Company receive. No director may serve on the Committee, without the approval of the Board, if such director simultaneously serves on the audit committee of more than three public companies.

III.     MEETING REQUIREMENTS

         The Committee shall meet as necessary, but at least quarterly, to enable it to fulfill its responsibilities. The Committee shall meet at the call of any member of the Committee, preferably in conjunction with regular Board meetings. The Committee may meet by telephone conference call or by any other means permitted by law or the Company's Bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present.

Without a meeting, the Committee may act by unanimous written consent of all members. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore, in the absence of the Chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.

         The Committee may ask members of management, employees, outside counsel, the independent accountant or others whose advice and counsel are relevant to the issues then being considered by the Committee, to attend any meetings and to provide such pertinent information as the Committee may request.

         The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and reporting the Committee's actions to the Board from time to time (but at least once each year) as requested by the Board.

         As part of its responsibility to foster free and open communication, the Committee should meet periodically with management and the independent accountant in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition,  the  Committee  or at least  its  Chairperson  should  meet  with the
independent   accountant  and  management  quarterly  to  review  the  Company's financial statements prior to their public release consistent with the provisions set forth below in SECTION IV. The Committee may also meet from time to time with the Company's investment bankers, investor relations professionals and financial analysts who follow the Company.

IV.      COMMITTEE RESPONSIBILITIES

         In carrying out its responsibilities, the Committee's policies and procedures should remain flexible to enable the Committee to react to changes in circumstances and conditions so as to ensure the Company remains in compliance with applicable legal and regulatory requirements. In addition to such other duties as the Board may from time to time assign, the Committee shall have the following responsibilities:

         A.       OVERSIGHT OF THE FINANCIAL REPORTING PROCESSES

                  1. In consultation with the independent accountant and management, review the integrity of the organization's financial reporting processes, both internal and external.

                  2. Review and approve all related-party transactions, unless such responsibility has been reserved to the full Board or delegated to another committee of the Board.

                  3. Consider the independent accountant's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting. Consider alternative accounting principles and estimates.

                  4. Annually review major issues regarding the Company's auditing and accounting principles and practices and its presentation of financial statements, including the adequacy of internal controls and special audit steps adopted in light of material internal control deficiencies.

                  5. Discuss with management and legal counsel the status of pending litigation, taxation matters, compliance policies and other areas of oversight applicable to the legal and compliance area as may be appropriate.

                  6. Meet at least annually with the chief financial officer and the independent accountant in separate executive sessions.

                  7. Review all analyst reports and press articles about the Company's accounting and disclosure practices and principles.

                  8. Review all analyses prepared by management and the independent accountant of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any analysis of the effect of alternative generally accepted accounting principle ("GAAP") methods on the Company's financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.(1)

                  9. Review with management and the independent accountant the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

         B.       REVIEW OF DOCUMENTS AND REPORTS

                  1. Review and discuss with management and the independent accountant the Company's annual audited financial statements and quarterly financial statements (including disclosures under the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operation") and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountant, considering, as appropriate, whether the information contained in these documents is consistent with the information contained in the financial statements and whether the independent accountant and legal counsel are satisfied with the disclosure and content of such documents.


--------
(1) SAS No. 50 provides performance and reporting standards for written reports from accountants with respect to the application of accounting principles to new transactions and financial products or regarding specific financial reporting issues.

                           These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting, including review of audit adjustments (whether or not recorded) and any such other inquires as may be appropriate. Based on the review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited consolidated financial statements in the Company's annual report on Form 10-K.

                  2. Review and discuss with management and the independent accountant earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee need not discuss in advance each earnings release but should generally discuss the types of information to be disclosed and the type of presentation to be made in any earnings release or guidance.

                  3. Review the regular internal reports prepared by management.

                  4. Review reports from management and the independent accountant on the Company's subsidiaries and affiliates, compliance with the Company's code(s) of conduct, applicable law and insider and related party transactions.

                  5. Review with management and the independent accountant any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.

                  6. Prepare the report of the audit committee required by the rules of the SEC to be included in the Company's annual proxy statement.

                  7.       Submit the minutes of all  meetings of the  Committee
                           to,  or  discuss  the  matters   discussed   at  each
                           Committee meeting with, the Board.

                  8. Review any restatements of financial statements that have occurred or were recommended. Review the restatements made by other clients of the independent accountant.

         C.       INDEPENDENT ACCOUNTANT MATTERS

                  1. The Committee shall be directly responsible for interviewing and retaining the Company's independent accountant, considering the accounting firm's independence and effectiveness and approving the engagement fees and other compensation to be paid to the independent accountant.

                  2. On an annual basis, the Committee shall evaluate the independent accountant's qualifications, performance and independence. To assist in this undertaking, the Committee shall require the independent accountant to submit a report (which report shall be reviewed by the Committee)
                           describing (a) the independent accountant's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the accounting firm or by any inquiry or investigations by governmental or professional authorities (within the preceding five years) respecting one or more independent audits carried out by the independent accountant, and any steps taken to deal with any such issues and (c) all relationships the independent accountant has with the Company and relevant third parties to determine the independent accountant's independence. In making its determination, the Committee shall consider not only auditing and other traditional accounting functions performed by the independent accountant, but also consulting, legal, information technology services and other professional services rendered by the independent accountant and its affiliates. The Committee shall also consider whether the provision of any of these non-audit services is compatible with the independence standards under the guidelines of the SEC and of the Independence Standards Board.

                  3. Approve in advance any non-audit services to be provided by the independent accountant and adopt policies and procedures for engaging the independent accountant to perform non-audit services.

                  4.       Review  on  an  annual  basis  the   experience   and
                           qualifications of the senior members of the audit team. Discuss the knowledge and experience of the independent accountant and the senior members of the audit team with respect to the Company's industry. The Committee shall ensure the regular rotation of the lead audit partner and audit review partner as required by law and consider whether there should be a periodic rotation of the Company's independent accountant.

                  5.       Review the performance of the independent  accountant
                           and  terminate  the   independent   accountant   when
                           circumstances warrant.

                  6. Establish and periodically review hiring policies for employees or former employees of the independent accountant.

                  7. Review with the independent accountant any problems or difficulties the auditor may have encountered and any "management" or "internal control" letter provided by the independent accountant and the Company's response to that letter. Such review should include:

                           (a)      any  difficulties  encountered in the course
                                    of   the   audit   work,    including    any
                                    restrictions  on the scope of  activities or
                                    access  to  required   information  and  any
                                    disagreements with management;

                           (b)      any   accounting   adjustments   that   were
                                    proposed by the independent accountant that were not agreed to by the Company; and

                           (c) communications between the independent accountant and its national office regarding any issues on which it was consulted by the audit team and matters of audit quality and consistency.

                  8.       Communicate with the independent accountant regarding
                           (a) critical accounting policies and practices to be used in preparing the audit report, (b) alternative treatments of financial information within the parameters of GAAP that were discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent accountant,
                           (c) other material written communications between the independent accountant and management of the Company, and (d) such other matters as the SEC and Nasdaq may direct by rule or regulation.

                  9. Periodically consult with the independent accountant out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

                  10. Oversee the independent accountant relationship by discussing with the independent accountant the nature and rigor of the audit process, receiving and reviewing audit reports and ensuring that the independent accountant has full access to the Committee (and the Board) to report on any and all appropriate matters.

                  11. Discuss with the independent accountant prior to the audit the general planning and staffing of the audit.

                  12.      Obtain  a   representation   from   the   independent
                           accountant   that  Section  10A  of  the   Securities
                           Exchange Act of 1934 has been followed.

         D.       INTERNAL/DISCLOSURE CONTROL MATTERS

                  1. Discuss with management policies with respect to risk assessment and risk management. Although it is management's duty to assess and manage the Company's exposure to risk, the Committee should discuss guidelines and policies to govern the process by which risk assessment and management is handled and review the steps management has taken to monitor and control the Company's risk exposure.

                  2. Establish regular and separate systems of reporting to the Committee by each of management and the independent accountant regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

                  3. Following completion of the annual audit, review separately with each of management and the independent accountant any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

                  4. Review with the independent accountant and management the extent to which changes or improvements in financial or accounting practices have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

                  5. Advise the Board about the Company's policies and procedures for compliance with applicable laws and regulations and the Company's code(s) of conduct.

                  6.       Establish  procedures  for  receipt,   retention  and
                           treatment of complaints and concerns regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submissions from employees regarding questionable accounting or auditing matters.

                  7. Periodically discuss with the chief executive officer and chief financial officer (a) significant deficiencies in the design or operation of the internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data and (b) any fraud that involves management or other employees who have a significant role in the Company's internal controls.

                  8. Ensure that no officer, director or any person acting under their direction fraudulently influences, coerces, manipulates or misleads the independent accountant for purposes of rendering the Company's financial statements materially misleading.

         While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountant.

V.       ANNUAL EVALUATION PROCEDURES

         The Committee shall annually assess its performance to confirm that it is meeting its responsibilities under this Charter. In this review, the Committee shall consider, among other things, (a) the appropriateness of the scope and content of this Charter, (b) the appropriateness of matters presented for information and approval, (c) the sufficiency of time for consideration of agenda items, (d) frequency and length of meetings and (e) the quality of written materials and presentations. The Committee may recommend to the Board such changes to this Charter as the Committee deems appropriate.

VI.      INVESTIGATIONS AND STUDIES

         The Committee shall have the authority and sufficient funding to retain special legal, accounting or other consultants (without seeking Board approval) to advise the Committee. The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities as described herein, and may retain, at the expense of the Company, independent counsel or other consultants necessary to assist the Committee in any such investigations or studies. The Committee shall have sole authority to negotiate and approve the fees and retention terms of such independent counsel or other consultants.

VII.     MISCELLANEOUS

         Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee. The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules and the Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities. This Charter, and any amendments thereto, shall be displayed on the Company's website, when available, and a printed copy of such shall be made available to any shareholder of the Company who requests it.

Adopted by the Audit Committee and approved by the Board of Directors on December 12, 2005

                               BLUE HOLDINGS, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of BLUE HOLDINGS, INC., a Nevada corporation (the "Company"), hereby nominates, constitutes and appoints Paul Guez and Patrick Chow, or either one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of stockholders of the Company, to be held on May 22, 2006, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows:

The Board of Directors recommends a FOR vote on all proposals listed below.

Proposal 1. To elect the following five nominees as directors:

Paul Guez                   Kevin R. Keating           Marshall Geller
Gary Freeman                Robert G. Lynn

         _____ FOR NOMINEES LISTED (except as marked to the contrary below)
         _____ WITHHELD

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below:)

--------------------------------------------------------------------------------
The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

Proposal 2. To ratify  the  appointment  of  Weinberg &  Company,  P.A.,  as the independent public accountants of the Company.

                    ____ FOR    ____ AGAINST    ____ ABSTAIN

The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated April 5, 2006, relating to the Annual Meeting.

                                         Dated:___________________________, 2006

                                         Signature:_____________________________

                                         Signature:_____________________________
                                         Signature(s) of Stockholder(s)
                                         (See Instructions Below)

                                         The    signature(s)    hereon    should
                                         correspond  exactly with the name(s) of
                                         the  stockholder(s)  appearing  on  the
                                         Share  Certificate.  If  stock  is held
                                         jointly,  all joint owners should sign.
                                         When  signing  as  attorney,  executor,
                                         administrator,   trustee  or  guardian,
                                         please  give  full  title as  such.  If
                                         signer is a  corporation,  please  sign
                                         the  full  corporation  name,  and give
                                         title of signing officer.

              |_| Please indicate by checking this box if you anticipate
                             attending the Annual Meeting.

                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE